UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington D.C., 20549

                            Form 8-K

                         CURRENT REPORT


            Pursuant to Section 13 or 15(d) of the
                Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) January 15, 1998


               Commission file number 33-12664-D

                 WORLDWIDE GOLF RESOURCES, INC.
       (Exact name of registrant as specified in charter)


          Nevada                                  88-0335511
     (State of other jurisdiction of              (I.R.S.Employer
     incorporation or organization)               Identification Number)

     251 Saulteaux Crescent
     Winnipeg, MB, Canada                              R3J 3C7
     (Address of Principal Executive Office)           (Zip Code)


                            (204) 885-5555
           (Registrant's Executive Office Telephone Number)

     1850 E. Flamingo Rd., Suite 111
     Las Vegas, Nevada                                 89119
     (Address of United States Office)                 (Zip Code)

                         (702) 866-5880
     (Registrant's U.S. Telephone Number, Including Area Code)

                           Copies To:

                      Donald J. Stoecklein
                           President
                1850 E. Flamingo Rd., Suite 111
                    Las Vegas, Nevada  89119
                          (702) 866-5880

Worldwide Golf Resources, Inc.  Page Two



Item No. 1.    Changes in Control of Registrant.


At   a  special  meeting  of  Shareholders  held  January  15,  1998,   the
shareholders voted to remove Jeffrey B. Johnson as a Director of the Company effective immediately.

At a special meeting of Shareholders held January 15, 1998, Donald J. Stoecklein was elected to serve on the Board of Directors until the next annual meeting of shareholders.


Item No. 2.    Acquisition or Disposition of Assets.


No events to report.


Item No. 3.    Bankruptcy or Receivership.


No events to report.


Item No. 4.    Changes in Registrant's Certifying Accountant.


No events to report.


Item No. 5.    Other Events.


No events to report.


Item No. 6.    Resignation of Registrant's Directors.


No events to report.

Worldwide Golf Resources, Inc.  Page Three


Item  No.  7.  Financial  Statements, Proforma  Financial  Information  and
Exhibits.


No events to report


                                SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Worldwide Golf Resources, Inc.


By: \s\ Donald J. Stoecklein                 Dated: January 20, 1998
   --------------------------------
    Donald J. Stoecklein, President


By: \s\ Debra K. Amigone                     Dated: January 20, 1998
   --------------------------------
    Debra K. Amigone, Secretary